Power of Attorney

Know all by these presents, that the
undersigned hereby constitutes and appoints each of Charles B. Lingen, Steven R. Watts and
Lisa S. Pierce, signing singly, the
undersigned's true and lawful attorney-in-fact to:

(1) execute on behalf of the undersigned, in the undersigned's capacity as an officer and/ or director of The Sportsman's Guide, Inc.
(the "Company"), Forms 3, 4 and 5 in
accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

(2) file any such Form 3, 4 or 5 with the United States Securities and Exchange
Commission and any stock exchange or similar authority; and

(3) take any other action in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by the undersigned.

	The undersigned hereby grants to each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revolcation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virture of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain
in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney to be
executed as of this 2nd of May, 2003.

		/s/Gary Olen
		Gary Olen